                                                                    EXHIBIT 21.1

Legal Entity                                                    Current DBA in use                            State of Organization
------------                                                    ------------------                            ---------------------
7 Rod Real Estate North, a Limited Liability Company                                                                 WY
7 Rod Real Estate South, a Limited Liability Company                                                                 WY
A&R Insurance Enterprises, Inc.                                                                                      FL
Abraham Chevrolet-Miami, Inc.                                   Maroone Chevrolet of Miami; Maroone Collision        DE
                                                                Repair Center
Abraham Chevrolet-Tampa, Inc.                                   AutoWay Chevrolet - Tampa                            DE
ACER Fiduciary, Inc.                                                                                                 DE
Al Maroone Ford, LLC                                            Al Maroone Ford                                      DE
Albert Berry Motors, Inc.                                                                                            TX
Allied 2000 Collision Center, Inc.                                                                                   TX
Allison Bavarian                                                Allison BMW                                          CA
All-State Rent A Car, Inc.                                                                                           NV
American Way Motors, Inc.                                       Dobbs Honda on Mendenhall                            TN
America's Car Stop                                                                                                   CA
AN Corpus Christi Chevrolet, LP                                 Vista Chevrolet Cadillac Oldsmobile                  TX
AN Corpus Christi GP, LLC                                                                                            DE
AN Corpus Christi Imports Adv. GP, LLC                                                                               DE
AN Corpus Christi Imports Adv., LP                                                                                   TX
AN Corpus Christi Imports GP, LLC                                                                                    DE
AN Corpus Christi Imports II GP, LLC                                                                                 DE
AN Corpus Christi Imports II, LP                                Vista Isuzu                                          TX
AN Corpus Christi Imports, LP                                   Vista Mitsubishi                                     TX
AN Corpus Christi LP, LLC                                                                                            DE
AN Corpus Christi T. Imports GP, LLC                                                                                 DE
AN Corpus Christi T. Imports, LP                                Vista Toyota                                         TX
AN Fremont Luxury Imports, Inc.                                 Claridge's BMW                                       DE
AN Luxury Imports of Pembroke Pines, Inc.                       Mercedes-Benz of Pembroke Pines                      DE
AN Pontiac GMC Houston North GP, LLC                                                                                 DE
AN Pontiac GMC Houston North, LP                                Champion Pontiac GMC Houston North                   TX
AN/CF Acquisition Corp.                                         Courtesy Ford                                        DE
AN/FGJE Acquisition Corp.                                       Mike Shad Chrysler Jeep at Southpoint                DE
AN/FMK Acquisition Corp.                                        Autowest Kia                                         DE
AN/MF Acquisition Corp.                                         Joe Madden Ford                                      DE
AN/MNI Acquisition Corp.                                        Dobbs Nissan                                         DE
AN/PF Acquisition Corp.                                         Prestige Ford                                        DE
AN/STD Acquisition Corp.                                        Team Dodge of Stone Mountain                         DE
Anderson Chevrolet                                              Anderson Chevrolet - Menlo Park                      CA
Anderson Chevrolet Los Gatos, Inc.                              Anderson Chevrolet - Los Gatos                       CA
Anderson Cupertino, Inc.                                        Anderson Chevrolet, Chrysler-Plymouth - Cupertino    CA
Anderson Dealership Group                                                                                            CA
ANFS Texas Insurance Services Corp.                                                                                  TX
Anything on Wheels, Ltd.                                                                                             FL
Appleway Chevrolet, Inc.                                        Appleway Chevrolet; Appleway Lexus;                  WA
                                                                Appleway Mazda-Subaru-VW-Audi;
                                                                Appleway Mitsubishi; Appleway Toyota
Atrium Restaurants, Inc.                                                                                             FL
Auto Ad Agency, Inc.                                                                                                 MD
Auto Advertising Services, Inc.                                                                                      DE
Auto By Internet, Inc.                                                                                               FL
Auto Car, Inc.                                                  Autowest Honda-Roseville                             CA
Auto Holding Corp.                                                                                                   DE
Auto Mission Ltd.                                               Hayward Toyota                                       CA

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
Auto West, Inc.                                        Autowest Dodge Chrysler-Plymouth Isuzu               CA
AutoNation Benefits Company, Inc.                                                                           FL
AutoNation Cayman Insurance Company, Ltd.                                                             Cayman Islands
AutoNation Corporate Management, LLC                                                                        DE
AutoNation Denver Management, LLC                                                                           DE
AutoNation Dodge of Pembroke Pines, Inc.               Maroone Dodge of Pembroke Pines                      DE
AutoNation DS Investments, Inc.                                                                             TX
AutoNation Enterprises Incorporated                                                                         FL
AutoNation Financial Services Corp.                                                                         DE
AutoNation Floor Plan Funding Corp.                                                                         DE
AutoNation Fort Worth Motors, Ltd.                     Hudiburg Chevrolet                                   TX
AutoNation GM GP, LLC                                                                                       DE
AutoNation GM LP, LLC                                                                                       DE
AutoNation Holding Corp.                                                                                    DE
AutoNation Imports Northwest, Inc.                                                                          DE
AutoNation Imports of Katy GP, LLC                                                                          DE
AutoNation Imports of Katy, L.P.                       Champion Nissan                                      TX
AutoNation Imports of Lithia Springs, Inc.             Team Toyota                                          DE
AutoNation Imports of Longwood, Inc.                   Courtesy Honda                                       DE
AutoNation Imports of Palm Beach, Inc.                 Lexus of Palm Beach                                  DE
AutoNation Imports of Winter Park, Inc.                Courtesy Toyota                                      DE
AutoNation Insurance Company, Inc.                                                                          VT
AutoNation LM Holding Corporation                                                                           DE
AutoNation Midwest Management, LLC                                                                          DE
AutoNation Motors Holding Corp.                                                                             DE
AutoNation Motors of Lithia Springs, Inc.              Team Mitsubishi of Lithia Springs                    DE
AutoNation North Florida Management, LLC                                                                    DE
AutoNation North Texas Management GP, LLC                                                                   DE
AutoNation North Texas Management, LP                                                                       TX
AutoNation Northwest Management, LLC                                                                        DE
AutoNation Orlando Venture Imports, Inc.                                                                    DE
AutoNation Realty Corporation                                                                               DE
AutoNation Receivables Corporation                                                                          DE
AutoNation Receivables Funding Corp.                                                                        DE
AutoNation South Florida Management, LLC               Maroone Shared Resource Center                       DE
AutoNation South Texas Management GP, LLC                                                                   DE
AutoNation South Texas Management, LP                                                                       TX
AutoNation Southeast Management, LLC                                                                        DE
AutoNation Southern California Management, LLC                                                              DE
AutoNation Southwest Management, LLC                                                                        DE
AutoNation USA Corporation                                                                                  FL
AutoNation USA of Perrine, Inc.                        Maroone Nissan of Kendall                            DE
AutoNation USA of Virginia Beach, LLC                                                                       DE
AutoNationDirect.com, Inc.                                                                                  DE
Bankston Auto, Inc.                                                                                         TX
Bankston Chrysler Jeep of Frisco, LP                   Bankston Chrysler Jeep of Frisco                     TX
Bankston CJ GP, LLC                                                                                         DE
Bankston Ford of Frisco, Ltd. Co.                      Bankston Ford of Frisco                              TX
Bankston Nissan in Irving, Inc.                        Bankston Nissan of Irving                            TX
Bankston Nissan Lewisville, Inc.                       Bankston Nissan of Lewisville                        DE
Bargain Rent-A-Car                                     Lexus of Cerritos                                    CA
Batfish Auto, LLC                                                                                           CO
Batfish, LLC                                                                                                CO

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
BBCSS, Inc.                                                                                                 AZ
Beach City Chevrolet Company, Inc.                     Beach City Chevrolet                                 CA
Beacon Motors, Inc.                                    Maroone Chevrolet of West Dade                       FL
Bell Dodge, LLC                                        Lou Grubb Dodge                                      DE
Bengal Motor Company, Ltd.                             Maroone Honda of Miami                               FL
Bengal Motors, Inc.                                                                                         FL
Bill Ayares Chevrolet, Inc.                            Fox Chevrolet of Laurel                              MD
Bill Wallace Enterprises, Inc.                                                                              FL
Bledsoe Dodge, LLC                                     Bledsoe Dodge - North; Bledsoe Dodge - Duncanville   DE
                                                       South; AutoNation Dodge - Grand Prairie
Bob Townsend Ford, Inc.                                Bob Townsend Ford                                    DE
Body Shop Holding Corp.                                                                                     DE
BOSC Automotive Realty, Inc.                                                                                DE
Brown & Brown Chevrolet - Superstition Springs, LLC    Brown & Brown Chevrolet Superstition Springs         AZ
Brown & Brown Chevrolet, Inc.                          Brown & Brown Chevrolet                              AZ
Brown & Brown Nissan Mesa, LLC                         Brown & Brown Nissan Mesa                            AZ
Brown & Brown Nissan, Inc.                             Brown & Brown Nissan                                 AZ
B-S-P Automotive, Inc.                                                                                      TX
Buick Mart Limited Partnership                                                                              GA
Buick Mart, Inc.                                                                                            CA
Bull Motors, LLC                                       Maroone Ford of Miami                                DE
C. Garrett, Inc.                                                                                            CO
Carlisle Motors, LLC                                   AutoWay Ford - St. Petersburg; AutoWay Lincoln-      DE
                                                       Mercury-Clearwater
Carwell, LLC                                           Land Rover South Bay; Mercedes-Benz of South Bay     DE
C-Car Auto Wholesalers, Inc.                                                                                OK
Central Motor Company, Ltd                                                                                  FL
Central Motors, Inc.                                                                                        FL
Cerritos Body Works, Inc.                              Volvo Irvine; Irvine Auto Body                       CA
Cerritos Imports, Inc.                                 Volvo Cerritos                                       DE
Champion Chevrolet, LLC                                Champion Chevrolet, Oldsmobile                       DE
Champion Ford, Inc.                                    Champion Ford                                        TX
Champion Planning, Inc.                                                                                     TX
Charlie Hillard, Inc.                                  Charlie Hillard Ford, Mazda, Buick                   TX
Charlie Thomas Chevrolet, Inc.                         Charlie Thomas Chevrolet/Mitsubishi                  TX
Charlie Thomas Chrysler-Plymouth, Inc.                 Charlie Thomas Chrysler Plymouth Jeep Isuzu Hyundai  TX
Charlie Thomas' Courtesy Ford, Inc.                    Padre Ford/Mazda                                     TX
Charlie Thomas Courtesy Leasing, Inc.                                                                       TX
Charlie Thomas Ford, Inc.                              Charlie Thomas Ford                                  TX
Chesrown Auto, LLC                                     John Elway Ford Boulder                              DE
Chesrown Chevrolet, LLC                                John Elway Chevrolet                                 DE
Chesrown Collision Center, Inc.                        AutoNation Collision Repair Center                   CO
Chesrown Ford, Inc.                                    John Elway Ford West                                 CO
Chevrolet World, Inc.                                  Courtesy Chevrolet at the Airport                    FL
Chuck Clancy Ford of Marietta, Inc.                    Team Ford of Marietta; Team Collision of Marietta    GA
Cleburne Motor Company, Inc.                           Cleburne Ford                                        TX
Coastal Cadillac, Inc.                                 Coastal Cadillac                                     FL
Colonial Imports, Inc.                                                                                      FL
Consumer Car Care Corporation                                                                               TN
Contemporary Cars, Inc.                                Mercedes-Benz of Orlando; Porsche of North Orlando   FL
Cook-Whitehead Ford, Inc.                              Cook-Whitehead Ford                                  FL
Corporate Properties Holding, Inc.                                                                          DE
Costa Mesa Cars, Inc.                                  Costa Mesa Honda                                     CA

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
Courtesy Auto Group, Inc.                              Courtesy Buick; Courtesy Pontiac-GMC                 FL
Courtesy Wholesale Corporation                                                                              FL
Covington Pike Motors, Inc.                            Dobbs Honda on Covington Pike                        TN
Credit Management Acceptance Corporation                                                                    FL
Cross-Continent Auto Retailers, Inc.                                                                        DE
CT Intercontinental, Inc.                              BMW of Houston North                                 TX
CT Motors, Inc.                                        Charlie Thomas Acura                                 TX
D/L Motor Company                                      AutoWay Honda                                        FL
D/L Motor-HO, Inc.                                                                                          FL
Deal Dodge of Des Plaines, Inc.                                                                             IL
Dealership Accounting Services, Inc.                                                                        FL
Dealership Properties, Inc.                                                                                 NV
Dealership Realty Corporation                                                                               TX
Desert Buick-GMC Management Group, Inc.                                                                     NV
Desert Buick-GMC Trucks, LLC                           Desert Buick, GMC                                    DE
Desert Chrysler-Plymouth, Inc.                         Desert Chrysler-Plymouth Jeep                        DE
Desert Dodge, Inc.                                     Desert Dodge                                         NV
Desert GMC, LLC                                        Desert Valley GMC, Pontiac, Buick                    DE
Desert GMC-East, Inc.                                                                                       NV
Desert Lincoln-Mercury, Inc.                           Desert Lincoln-Mercury                               NV
Dobbs Brothers Buick-Pontiac, Inc.                     Dobbs Mazda; Dobbs Mitsubishi; Dobbs Pontiac-GMC     TN
Dobbs Ford of Memphis, Inc.                            Dobbs Ford at Wolfchase                              DE
Dobbs Ford, Inc.                                       Dobbs Ford of Mt. Moriah                             FL
Dobbs Mobile Bay, Inc.                                 Treadwell Ford                                       AL
Dobbs Motors of Arizona, Inc.                          Dobbs Honda                                          AZ
Dodge of Bellevue, Inc.                                Dodge of Bellevue                                    DE
Don Mealey Chevrolet, Inc.                             Courtesy Chevrolet at West Colonial                  FL
Don Mealey Imports, Inc.                               Courtesy Acura                                       FL
Don Mealey Oldsmobile, Inc.                                                                                 FL
Don-A-Vee Jeep Eagle, Inc.                             Don-A-Vee Chrysler, Jeep, Isuzu, Suzuki of           CA
                                                       Placentia; Don-A-Vee Jeep, Suzuki of Belleflower
Downers Grove Dodge, Inc.                              Downers Grove Dodge                                  DE
Driver's Mart Worldwide, Inc.                                                                               VA
Eastgate Ford, Inc.                                    Eastgate Ford                                        OH
Ed Mullinax Ford, Inc.                                 Ed Mullinax Ford                                     DE
Ed Mullinax, Inc.                                                                                           DE
Edgren Motor Company, Inc.                             Autowest Honda-Fremont                               CA
El Monte Imports, Inc.                                 Nissan of El Monte                                   DE
El Monte Motors, Inc.                                  Chevrolet of El Monte                                DE
Elmhurst Auto Mall, Inc.                                                                                    IL
Elmhurst Dodge, Inc.                                   Elmhurst Dodge                                       IL
Emich Chrysler Plymouth, LLC                           John Elway Chrysler-Plymouth Jeep on Broadway        DE
Emich Dodge, LLC                                       John Elway Dodge on Arapahoe Road                    DE
Emich Oldsmobile, LLC                                  John Elway Chrysler Jeep West; John Elway            DE
                                                       Lamborghini; John Elway Subaru South; John Elway
                                                       Pontiac Buick GMC West; John Elway Pontiac
                                                       Buick GMC South
Emich Subaru West, LLC                                 John Elway Subaru West                               DE
Empire Services Agency, Inc.                                                                                FL
Empire Warranty Corporation                                                                                 FL
Empire Warranty Holding Company                                                                             FL
Financial Services, Inc.                               Champion Auto Auction                                TX
First Team Automotive Corp.                                                                                 DE

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
First Team Ford of Manatee, Ltd.                       AutoWay Ford-Bradenton                               FL
First Team Ford, Ltd                                   Courtesy Ford (North Florida)                        FL
First Team Imports, Ltd.                                                                                    FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.         AutoNation Chrysler at Cassleberry                   FL
First Team Management, Inc.                                                                                 FL
First Team Premier, Ltd.                                                                                    FL
Fit Kit, Inc.                                          Lew Webb's Toyota of Buena Park                      CA
Florida Auto Corp.                                                                                          DE
Ford of Garden Grove Limited Partnership                                                                    GA
Ford of Kirkland, Inc.                                 Kirkland Ford                                        WA
Fox Buick Isuzu, Inc.                                  Fox Buick-Isuzu-Pontiac-GMC                          MD
Fox Chevrolet, Inc.                                    Fox Chevrolet & The Chevrolet Auto & Truck
                                                       Discount Center                                      MD
Fox Hyundai, Inc.                                                                                           MD
Fox, Inc.                                              Fox Mitsubishi                                       MD
Fred Oakley Motors, Inc.                               AutoNation Dodge of Irving                           DE
Ft. Lauderdale Nissan, Inc.                            Maroone Nissan of Ft. Lauderdale                     FL
G.B. Import Sales & Service, LLC                       South Bay Volvo                                      DE
Gene Evans Ford, LLC                                   Gene Evans Team Ford                                 DE
George Sutherlin Nissan, Inc                           Team Nissan of Marietta                              GA
Golf Mill Ford, Inc.                                   Golf Mill Ford                                       DE
Government Boulevard Motors, Inc.                      Treadwell Honda                                      AL
Gulf Management, Inc.                                  Lexus of Clearwater; Lexus of Tampa Bay              FL
Hayward Dodge, Inc.                                    Hayward Dodge, Hyundai                               DE
Hillard Auto Group, Inc.                                                                                    TX
Hollywood Imports Limited, Inc.                        Maroone Honda of Hollywood                           FL
Hollywood Kia, Inc.                                    Maroone Kia of Hollywood                             FL
Horizon Chevrolet, Inc.                                Horizon Chevrolet                                    OH
House of Imports, Inc.                                 House of Imports                                     CA
Houston Auto Imports Greenway, Ltd.                    Mercedes-Benz of Houston Greenway                    TX
Houston Auto Imports North, Ltd.                       Mercedes-Benz of Houston North                       TX
Houston Imports Greenway GP, LLC                                                                            DE
Houston Imports North GP, LLC                                                                               DE
Hub Motor Co.                                          Team Ford of Atlanta                                 GA
Irvine Imports, Inc.                                   Irvine Toyota                                        CA
Irvine Toyota/Nissan/Volvo Limited Partnership                                                              GA
Jemautco, Inc.                                                                                              OH
Jerry Gleason Chevrolet, Inc.                          Jerry Gleason Chevrolet                              IL
Jerry Gleason Dodge, Inc.                              Jerry Gleason Dodge                                  IL
Jim Quinlan Chevrolet Co.                              AutoWay Chevrolet                                    DE
Jim Quinlan Ford Lincoln-Mercury, Inc.                 AutoWay Ford, Lincoln-Mercury                        FL
Joe MacPherson Ford                                    Joe MacPherson Ford                                  CA
Joe MacPherson Imports No. 1                                                                                CA
Joe MacPherson Infiniti                                Joe MacPherson Infiniti                              CA
Joe MacPherson Oldsmobile                                                                                   CA
John M. Lance Ford, LLC                                John Lance Ford                                      DE
J-R Advertising Company                                                                                     CO
J-R Motors Company North                               John Elway Honda; John Elway Mazda Hyundai North     CO
J-R Motors Company South                               John Elway Toyota                                    CO
JRJ Investments, Inc.                                  Desert BMW of Las Vegas; Desert Volkswagen, Audi     NV
J-R-M Motors Company Northwest, LLC                    John Elway Nissan North                              CO
Kenyon Dodge, Inc.                                     AutoWay Dodge                                        FL
King's Crown Ford, Inc.                                Mike Shad Ford at the Avenues                        DE

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
Kirkland Pontiac-Buick-GMC, Inc.                                                                            WA
L.P. Evans Motors WPB, Inc.                            Mercedes-Benz of Miami                               FL
L.P. Evans Motors, Inc.                                Maroone Nissan of Miami                              FL
Lance Children, Inc.                                                                                        OH
Les Marks Chevrolet, Inc.                              Les Marks Chevrolet, Mazda                           TX
Lew Webb's Ford, Inc.                                  Ford of Garden Grove                                 CA
Lew Webb's Irvine Nissan, Inc.                         Lew Webb's Irvine Nissan                             CA
Lewisville Imports GP, LLC                                                                                  DE
Lewisville Imports, Ltd.                               Bankston Honda                                       TX
Lexus of Cerritos Limited Partnership                                                                       GA
LGS Holding Company                                                                                         DE
Lou Grubb Chevrolet, LLC                               Lou Grubb Chevrolet                                  DE
Lou Grubb Chevrolet-Arrowhead, Inc.                    Lou Grubb Chevrolet-Arrowhead                        DE
Lou Grubb Ford, LLC                                    Lou Grubb Ford                                       DE
Lovern, Inc.                                                                                                FL
M S & S Toyota, Inc.                                   Maroone Toyota                                       FL
M.L.F. Insurance Agency                                                                                     OH
MacHoward Leasing                                      Joe MacPherson Chevrolet                             CA
MacPherson Enterprises, Inc.                                                                                CA
Magic Acquisition Corp.                                Magic Ford                                           DE
Manhattan Motors, Inc.                                                                                      CA
Marks Family Dealerships, Inc.                                                                              TX
Marks Transport, Inc.                                  Jay Marks Toyota                                     TX
Maroone Car and Truck Rental Company                                                                        FL
Maroone Chevrolet Ft. Lauderdale, Inc.                 Maroone Chevrolet of Fort Lauderdale                 FL
Maroone Chevrolet, LLC                                 Maroone Chevrolet of Pembroke Pines                  DE
Maroone Dodge Pompano, Inc.                                                                                 FL
Maroone Dodge, LLC                                     Maroone Dodge of Miami                               DE
Maroone Ford, LLC                                      Maroone Ford of Ft. Lauderdale                       DE
Maroone Isuzu, LLC                                     Maroone Isuzu                                        DE
Maroone Management Services, Inc                                                                            FL
Maroone Oldsmobile, LLC                                Maroone Oldsmobile                                   DE
Marshall Lincoln-Mercury, Inc.                                                                              CO
MC/RII, LLC                                                                                                 OH
Mealey Holdings, Inc.                                                                                       FL
Mechanical Warranty Protection, Inc.                                                                        FL
Metro Chrysler Jeep, Inc.                              Courtesy Chrysler Jeep at Sanford                    FL
Midway Chevrolet, Inc.                                 Midway Chevrolet                                     TX
Mike Hall Chevrolet, Inc.                              Champion Chevrolet Hwy 6                             DE
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.           Mike Shad Chrysler Jeep at Cassat                    FL
Mike Shad Ford, Inc.                                   Mike Shad Ford of Orange Park                        FL
Miller-Sutherlin Automotive, LLC                       Miller-Sutherlin Chevrolet/Pontiac/                  DE
                                                       Chrysler-Plymouth/Jeep-Eagle/Dodge
Mission Blvd. Motors, Inc.                             Hayward Nissan                                       CA
Mr. Wheels, Inc.                                       Toyota of Cerritos                                   CA
Mullinax East, Inc.                                    Mullinax Ford East                                   DE
Mullinax Ford North Canton, Inc.                       Mullinax Ford North Canton                           OH
Mullinax Ford South, Inc.                              Maroone Ford of Margate                              FL
Mullinax Insurance Agency                                                                                   OH
Mullinax Lincoln-Mercury, Inc.                         Mullinax Lincoln-Mercury                             DE
Mullinax Management, Inc.                                                                                   DE
Mullinax of Mayfield, Inc.                             Mullinax Jeep Eagle of Mayfield; Mullinax            OH
                                                       Lincoln-Mercury of Mayfield

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------

Mullinax Used Cars, Inc.                               Mullinax Used Cars                                   OH
Naperville Imports, Inc.                               Mercedes-Benz of Naperville                          DE
Newport Beach Cars, LLC                                Newport Auto Center; Newport Beach Chevrolet;        DE
                                                       Newport Beach Rolls-Royce; Newport Beach Bentley;
                                                       Newport Beach Audi; Newport Beach Porsche
Nichols Ford, Inc.                                     Nichols Ford                                         TX
Nissan of Brandon, Inc.                                Nissan of Brandon                                    FL
Northpoint Chevrolet, Inc.                             Team Chevrolet at Northpoint                         DE
Northpoint Ford, Inc.                                  Team Ford at Northpoint                              DE
Northwest Financial Group, Inc.                        BMW of Bellevue                                      WA
Ontario Dodge, Inc.                                    Ontario Dodge                                        CA
Orange County Automotive Imports, LLC                                                                       DE
Payton-Wright Ford Sales, Inc.                         Payton-Wright Ford                                   TX
Peyton Cramer Automotive                               Acura of South Bay                                   CA
Peyton Cramer Ford                                     Peyton Cramer Ford                                   CA
Peyton Cramer Infiniti                                 Peyton Cramer Infiniti                               CA
Peyton Cramer Jaguar                                   Jaguar of South Bay                                  CA
Peyton Cramer Lincoln-Mercury                          Peyton Cramer Volkswagen; Power Hyundai South Bay    CA
Pierce Automotive Corporation                          AutoNation Fleet Direct                              AZ
Pierce, LLC                                            Tempe Toyota                                         DE
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.            Pitre Buick-Pontiac-GMC of Scottsdale                DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.       Pitre Chrysler-Plymouth-Jeep of Scottsdale           DE
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.             Lou Grubb Chrysler Jeep                              DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.         Pitre Isuzu Hyundai of Scottsdale                    DE
Plains Chevrolet, Inc.                                 Plains Chevrolet                                     TX
PMWQ, Inc.                                                                                                  NV
PMWQ, Ltd.                                                                                                  TX
Port City Imports, Inc.                                Port City Imports (Honda/Hyundai/Volvo)              TX
Port City Imports-HO, Inc.                                                                                  TX
Port City Pontiac-GMC Trucks, Inc.                     Champion Pontiac, GMC, Buick                         TX
Prime Auto Resources, Inc.                                                                                  CA
Quality Nissan, Inc.                                   Quality Nissan                                       TX
Quantum Premium Finance Corporation                                                                         FL
Quinlan Motors, Inc.                                   AutoWay Nissan of Clearwater                         FL
R. Coop Limited                                                                                             CO
R.L. Buscher II, Inc.                                                                                       CO
R.L. Buscher III, Inc.                                                                                      CO
Real Estate Holdings, Inc.                                                                                  FL
Republic Anderson Investment Group, Inc.                                                                    CA
Republic DM Property Acquisition Corp.                                                                      DE
Republic Resources Company                                                                                  DE
Republic Risk Management Services, Inc.                                                                     FL
Resources Aviation, Inc.                                                                                    FL
RI Merger Corp.                                                                                             CO
RI Shelf Corp.                                                                                              DE
RI/ASC Acquisition Corp.                               AutoNation USA Service Center                        DE
RI/BB Acquisition Corp.                                Courtesy Collision Kissimmee; Courtesy               DE
                                                       Collision Hoffner; Courtesy Collision Oviedo;
                                                       Courtesy Collision Chevrolet at the Airport;
                                                       Courtesy Auto Glass & Upholstery; Courtesy
                                                       Collision East Colonial; Courtesy Collision
                                                       Winter Garden; Courtesy Collision
                                                       Longwood; Courtesy Collision Orange Ave.

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
RI/BBNM Acquisition Corp.                                                                                   AZ
RI/BRC Merger Corp.                                                                                         CA
RI/BRC Real Estate Corp.                                                                                    CA
RI/CC Acquisition Corp.                                                                                     DE
RI/DM Acquisition Corp.                                                                                     DE
RI/HGMC Acquisition Corp.                              Champion GMC                                         DE
RI/Hollywood Nissan Acquisition Corp.                  Maroone Nissan of Pembroke Pines                     DE
RI/LLC Acquisition Corp.                               John Elway Nissan South                              CO
RI/LLC-2 Acquisition Corp.                                                                                  CO
RI/PII Acquisition Corp.                               Team Mitsubishi at Northpoint                        DE
RI/RMC Acquisition Corp                                Champion Chevrolet                                   DE
RI/RMP Acquisition Corp.                               Champion Pontiac/GMC; Champion Jeep; Champion        DE
                                                       Hyundai; Champion Pontiac/GMC/Jeep/Hyundai;
                                                       Champion Autoplex; Champion Chrysler; Champion
                                                       Chrysler-Plymouth Jeep; Champion Plymouth
RI/RMT Acquisition Corp.                               Champion Toyota                                      DE
RI/SBC Acquisition Corp.                                                                                    DE
RI/WFI Acquisition Corporation                         Woodfield Ford                                       DE
RII Management Company                                                                                      DE
RIVT                                                                                                        DE
RIVT I LLC                                                                                                  DE
RIVT I LP                                                                                                   DE
RIVT II LLC                                                                                                 DE
RIVT II LP                                                                                                  DE
RIVT Management, Inc.                                                                                       DE
RIVT, Inc. (Trustee of RIVT)                                                                                DE
Rosecrans Holdings, LLC                                                                                     DE
Rosecrans Investments, LLC                                                                                  DE
Roseville Motor Corporation                            Autowest Dodge Chrysler-Plymouth Jeep                CA
RRM Corporation                                                                                             DE
RSHC, Inc.                                                                                                  DE
Sahara Imports, Inc.                                   Desert Honda                                         NV
Sahara Nissan, Inc.                                    Desert Nissan - West                                 NV
Santa Ana Auto Center                                                                                       CA
Saul Chevrolet, Inc.                                   Corona Chevrolet; Corona Volkswagen                  CA
SCM Realty II, Inc.                                                                                         FL
SCM Realty, Inc.                                                                                            FL
Security Insurance Agency, Inc.                                                                             MD
Service Station Holding Corp.                                                                               DE
Seven Rod Life Insurance Company                                                                            AZ
Shamrock Ford, Inc.                                    Shamrock Ford                                        CA
Six Jays LLC                                                                                                CO
SMI Motors, Inc.                                       Costa Mesa Infiniti; Infiniti of Santa Monica        CA
Smythe European, Inc.                                  Smythe European Mercedes-Benz/Volvo                  CA
Southeast Lease Car, Inc.                                                                                   FL
Southtown Ford, Inc.                                   County Line Ford                                     TX
Southwest Dodge, LLC                                   John Elway Dodge Southwest                           DE
Spitfire Properties, Inc.                                                                                   FL
Spokane Mitsubishi Dealers Advertising Association,                                                         WA
  Inc.
Star Motors, LLC                                       Mercedes-Benz of Fort Lauderdale                     DE
Steakley Chevrolet, Inc.                               Steakley Chevrolet                                   TX
Steeplechase Motor Company                                                                                  TX
Steve Moore Chevrolet Delray, LLC                      Maroone Chevrolet of Delray                          DE

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
Steve Moore Chevrolet, LLC                             Maroone Chevrolet of Greenacres                      DE
Steve Moore, LLC                                                                                            DE
Steve Moore's Buy-Right Auto Center, Inc.                                                                   FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC              Team Pontiac-Buick-GMC                               DE
Stevens Creek Motors, Inc.                             Stevens Creek Acura                                  CA
Sunrise Nissan of Jacksonville, Inc.                   Mike Shad Nissan of Jacksonville                     FL
Sunrise Nissan of Orange Park, Inc.                    Mike Shad Nissan of Orange Park                      FL
Sunset Pontiac-GMC Truck South, Inc.                   AutoWay Pontiac-GMC South                            FL
Sunset Pontiac-GMC, Inc.                               AutoWay Pontiac GMC-North                            MI
Superior Nissan, Inc.                                  Superior Nissan                                      NC
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC            Team Chrysler Jeep                                   DE
Sutherlin Imports, Inc.                                Team Honda                                           GA
Sutherlin Imports, LLC                                 AutoWay Toyota                                       DE
Sutherlin Nissan, LLC                                  Team Nissan of Lithia Springs                        DE
Sutherlin Town Center, Inc.                                                                                 GA
Tallahassee Automotive Group, Inc.                                                                          FL
Tallahassee Chrysler Plymouth, Inc.                                                                         FL
Tartan Advertising, Inc.                                                                                    CA
Tasha Incorporated                                                                                          CA
Taylor Jeep Eagle, LLC                                 Taylor Jeep Eagle/Taylor Chrysler Jeep               DE
Team Dodge, Inc.                                       Team Dodge of Union City                             DE
Tennco Life Insurance Company                                                                               AZ
Terry York Motor Cars, Ltd.                            Valencia Honda; Landrover Encino                     CA
Texan Ford Sales, Inc.                                 Hilcher Ford and Texan Ford                          TX
Texan Ford, Inc.                                       Texan Ford                                           TX
Texan Lincoln-Mercury, Inc.                            Texan Lincoln-Mercury, Isuzu                         DE
Texas Management Companies LP, LLC                     White Bear Auto Center                               DE
T-Five, Inc.                                                                                                MI
The Consulting Source, Inc.                                                                                 FL
The Pierce Corporation II, Inc.                                                                             AZ
Tinley Park A. Imports, Inc.                           Laurel Audi of Tinley Park                           DE
Tinley Park J. Imports, Inc.                           Jaguar Tinley Park                                   DE
Tinley Park V. Imports, Inc.                           Laurel Volvo of Tinley Park                          DE
Torrance Nissan, LLC                                   Torrence Nissan                                      DE
Total Care, Inc.                                                                                            CO
Tousley Ford, Inc.                                     Tousley Ford                                         MN
Tower Food & Beverage, Inc.                                                                                 FL
Town & Country Chrysler Jeep, Inc.                                                                          DE
Toyota Cerritos Limited Partnership                                                                         GA
Triangle Corporation                                                                                        DE
Tustin Auto Venture, LLC                                                                                    DE
T-West Sales & Service, Inc.                           Desert Toyota                                        NV
Valencia Dodge                                         Valencia Dodge; Valencia Chrysler Jeep;              CA
                                                       Valencia BMW
Valencia Lincoln-Mercury, Inc.                         Magic Lincoln-Mercury (Valencia)                     DE
Valley Chevrolet, Inc.                                 Fox Chevrolet of Timonium                            MD
Vanderbeek Motors, Inc.                                AutoWest Mazda; AutoWest Subaru; Roseville BMW       CA
Vanderbeek Olds/GMC Truck, Inc.                        Roseville Olds/GMC Truck                             CA
Village Motors, LLC                                    Libertyville Toyota                                  DE
Vince Wiese Chevrolet, Inc.                            Valencia Chevrolet                                   DE
W.O. Bankston Enterprises, Inc.                                                                             DE
W.O. Bankston Lincoln-Mercury, Inc.                    Bankston Lincoln-Mercury                             DE
W.O. Bankston Nissan, Inc.                             Bankston Nissan of Dallas                            TX

Legal Entity                                           Current DBA in use                            State of Organization
------------                                           ------------------                            ---------------------
Wallace Dodge, LLC                                     Maroone Dodge of Delray                              DE
Wallace Ford, LLC                                      Maroone Ford of Delray                               DE
Wallace Imports, Inc.                                                                                       FL
Wallace Lincoln-Mercury, LLC                           Maroone Lincoln-Mercury of North Palm                DE
Wallace Nissan, LLC                                    Maroone Nissan of Delray                             DE
Webb Automotive Group, Inc.                                                                                 CA
West Colton Cars, Inc.                                 Redlands Ford                                        CA
West Side Motors, Inc.                                 West Side Honda                                      TN
Westgate Chevrolet, Inc.                               Westgate Chevrolet                                   TX
Westmont A. Imports, Inc.                              Laurel Audi of Westmont                              DE
Westmont B. Imports, Inc.                              Laurel BMW of Westmont                               DE
Westmont M. Imports, Inc.                              Mercedes-Benz of Westmont                            DE
Woody Capital Investment Company II                                                                         CO
Woody Capital Investment Company III                                                                        CO
Working Man's Credit Plan, Inc.                                                                             TX
World Wide Warranty Co.                                                                                     FL
York Enterprises South, Inc.                           Huntington Beach Ford                                CA